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                                                                 October 1, 2000
 FUND PROFILE
T. ROWE PRICE
Tax-Efficient Growth Fund

 A fund seeking long-term capital appreciation while minimizing taxable distributions to shareholders.
This profile summarizes key information about the fund that is included in the fund's prospectus. The fund's prospectus includes additional information about the fund, including a more detailed description of the risks associated with investing in the fund that you may want to consider before you invest. You may obtain the prospectus and other information about the fund at no cost by calling 1-800-638-5660, or by visiting our Web site at www.troweprice.com. TROWEPRICELOGO
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FUND PROFILE
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 What is the fund's objective?

   The fund seeks attractive long-term capital appreciation on an after-tax basis.


 What is the fund's principal investment strategy?

   We will invest primarily in large-capitalization stocks selected mainly from the 1,000 largest U.S. companies.

   Stock selection is based on fundamental, bottom-up analysis that seeks to identify companies with superior long-term appreciation prospects. Generally we use a growth approach to stock selection, looking for companies with a demonstrated ability to increase revenues, earnings, and cash flow consistently; capable management; attractive business niches; and a sustainable competitive advantage. Valuation measures, such as a company's price/earnings ratio relative to the market and its own growth rate, and its dividend yield relative to the market are also considered.

   Generally, the fund will limit exposure to high-yielding stocks. However, the payment of dividends - even higher-than-average dividends - does not disqualify a stock from consideration for the fund's portfolio.

   To accomplish the fund's goal of minimizing taxable distributions, we will strive to avoid realizing capital gains. However, gains may be realized when it is believed that the risk of holding a security outweighs tax considerations. When gains are taken, we will attempt to offset them with losses from other securities. This may be accomplished by selling certain securities at a loss and investing the proceeds in similar securities.

   While most assets will be invested in U.S. common stocks, other securities may also be purchased, including foreign stocks, futures, and options, in keeping with fund objectives.

   Further information about the fund's investments, including a review of market conditions and fund strategies and their impact on performance, is available in the annual and semiannual shareholder reports. To obtain free copies of either of these documents, call 1-800-638-5660.


 What are the main risks of investing in the fund?

   Growth stocks can be volatile for several reasons. Since they usually reinvest a high proportion of their earnings in their own businesses, they may lack the dividends often associated with value stocks that could cushion their decline in a falling market. Also, since investors buy growth stocks because of their expected superior earnings growth, earnings disappointments often result in sharp price declines.

   Investments in stocks that appear undervalued carry the risk that the market will not recognize a security's intrinsic value for a long time, or that a stock judged to be undervalued may actually be appropriately priced.
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FUND PROFILE
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   There is no guarantee the fund's attempts to manage its portfolio in a tax-efficient manner will be successful.

   As with all equity funds, this fund's share price can fall because of weakness in the broad market, a particular industry, or specific holdings. The market as a whole can decline for many reasons, including adverse political or economic developments here or abroad, changes in investor psychology, or heavy institutional selling. The prospects for an industry or company may deteriorate because of a variety of factors, including disappointing earnings or changes in the competitive environment. In addition, our assessment of companies held in the fund may prove incorrect, resulting in losses or poor performance even in a rising market. Finally, the fund's investment approach could fall out of favor with the investing public, resulting in lagging performance versus other types of stock funds.

   Foreign stock holdings are subject to the risk that some holdings may lose value because of declining foreign currencies or adverse political or economic events overseas. Investments in futures and options, if any, are subject to additional volatility and potential losses.

   As with any mutual fund, there can be no guarantee the fund will achieve its objective.

  . The fund's share price may decline, so when you sell your shares, you may lose money. An investment in the fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.


 How can I tell if the fund is appropriate for me?

   Consider your investment goals, your time horizon for achieving them, and your tolerance for risk. If you can accept the possibility of share price declines in an effort to achieve long-term capital appreciation, the fund could be appropriate for you. This fund should not represent your complete investment program or be used for short-term trading purposes.

   The fund can be used in both regular and tax-deferred accounts, such as IRAs.

  . Equity investors should have a long-term investment horizon and be willing to wait out bear markets.


 How has the fund performed in the past?

   Because the fund commenced operations in 1999, there is no historical performance information shown here. Performance history will be available after the fund has been in operation for one calendar year.
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FUND PROFILE
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 What fees or expenses will I pay?

   The fund is 100% no load. The fund charges a 1% redemption fee, payable to the fund, on shares held less than two years. There are no other fees or charges to buy or sell fund shares, reinvest dividends, or exchange into other T. Rowe Price funds. There are no 12b-1 fees.


 Table 1  Fees and Expenses of the Fund
          Shareholder fees (fees paid directly from your investment)
  Redemption fee (for shares held less than two                  1%
  years)                Annual fund operating expenses
                (expenses that are deducted from fund assets)

 ------------------------------------------------------------------------------
  Management fee                                               0.62%/a/
  Other expenses                                               0.57%
  Total annual fund operating expenses                         1.19%/a/
  Fee waiver/reimbursement                                     0.09%
  Net expenses                                                 1.10%
 ------------------------------------------------------------------------------


 /a/
   To limit the fund's expenses, T. Rowe Price contractually obligated itself to waive any fees and bear any expenses through February 28, 2001, to the extent such fees or expenses would cause the fund's ratio of expenses to average net assets to exceed 1.10%. Fees waived or expenses paid or assumed under this agreement are subject to reimbursement to T. Rowe Price whenever the fund's expense ratio is below the applicable limit; however, no reimbursement will be made after February 28, 2003, or if it would result in the expense ratio exceeding the applicable limit. Any amounts reimbursed have the effect of increasing fees otherwise paid to the fund.


   Example. The following table gives you a rough idea of how expense ratios may translate into dollars and helps you to compare the cost of investing in this fund with that of other mutual funds. Although your actual costs may be higher or lower, the table shows how much you would pay if operating expenses remain the same, the expense limitation currently in place is not renewed, you invest $10,000, earn a 5% annual return, and hold the investment for the following periods and then redeem:

   1 year       3 years       5 years        10 years
 -------------------------------------------------------
    $112          $360          $637          $1,428
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



 Who manages the fund?

   The fund is managed by T. Rowe Price Associates, Inc. Founded in 1937, T. Rowe Price and its affiliates manage investments for individual and institutional accounts. The company offers a comprehensive array of stock, bond, and money market funds directly to the investing public.

   Donald J. Peters manages the fund day-to-day and was appointed chairman of its Investment Advisory Committee at its inception in 1999. He has been managing investments since joining T. Rowe Price in 1993.
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FUND PROFILE
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 Note: The following questions and answers about buying and selling shares and services do not apply to employer-sponsored retirement plans. If you are a participant in one of these plans, please call your plan's toll-free number for additional information.


 How can I purchase shares?

   Fill out the New Account Form and return it with your check in the postpaid envelope. The minimum initial purchase is $2,500 ($1,000 for IRAs and gifts or transfers to minors). The minimum subsequent investment is $100 ($50 for IRAs, gifts or transfers to minors, or Automatic Asset Builder). You can also open an account by bank wire, by exchanging from another T. Rowe Price fund, or by transferring assets from another financial institution.


 How can I sell shares?

   You may redeem or sell any portion of your account on any business day. Simply write to us or call. You can also access your account at any time via Tele*Access /(R)/ or our Web site. We offer convenient exchange among our entire family of domestic and international funds. Restrictions may apply in special circumstances, and some redemption requests need a signature guarantee. A $5 fee is charged for wire redemptions under $5,000.


 When will I receive income and capital gain distributions?

   The fund distributes income and net capital gains, if any, at year-end. For regular accounts, income and short-term gains are taxable at ordinary income rates, and long-term gains are taxable at the capital gains rate. Distributions are reinvested automatically in additional shares unless you choose another option, such as receiving a check. Distributions paid to IRAs and employer-sponsored retirement plans are automatically reinvested.


 What services are available?

   A wide range, including but not limited to:

  . retirement plans for individuals and large and small businesses;

  . automated information and transaction services by telephone or computer;

  . electronic transfers between fund and bank accounts;

  . automatic investing and automatic exchange;

  . brokerage services; and

  . asset manager accounts.
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FUND PROFILE
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T. Rowe Price Associates, Inc.
100 East Pratt Street
Baltimore, MD 21202
www.troweprice.com
LOGO
 RPS F128-035
 T. Rowe Price Investment Services, Inc., Distributor
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